UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

----------------
FORM 8-K/A
----------------

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT
REPORTED):
February 10, 2007

ASIA LINK, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN
CHARTER)

Colorado
(State or other jurisdiction of incorporation)

000-52249 				None
(Commission File Number)        		(IRS Employer
Identification Number)


444 Broadway, 4th Floor
New York, New York   10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Tel: (212) 865-9166
(ISSUER TELEPHONE NUMBER)

3755 Avocado Blvd., Suite 229, La Mesa, CA 92041
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))


============================================
================================






FORWARD LOOKING STATEMENTS

This  Form 8-K and other reports filed by Registrant from time to time with the Securities  and Exchange Commission
(collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's
management  identify  forward  looking statements.   Such
statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SECTION 1  REGISTRANT'S BUSINESS AND
OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE
AGREEMENT.

On February 10, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated January 22, 2007
(the "Agreement"), ComedyNet TV, Inc. ("ComedyNet") will purchase 5,000,000 shares (the "Shares") of Asia Link, Inc., a Colorado corporation (the "Company" or "Registrant"), common stock from Norman Reed, the sole shareholder, officer and director of the Company, in a private purchase transaction. It is anticipated that immediately after the Closing Date of the Agreement, ComedyNet will assign the Shares to Mark Graff .

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Share Purchase Agreement, ComedyNet will purchase 5,000,000 shares of the Company's common stock from Norman Reed, the sole shareholder, officer and director of the Company. The total of 5,000,000 shares represents 100% of the Company's issued and outstanding common stock. On or before February 10, 2007, ComedyNet will pay a total of $25,000 in cash to Norman Reed, for his shares. Immediately after the Closing, ComedyNet intends to assign all the 5,000,000 shares of the Company to Mark Graff. Mark Graff will become the
"control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on February 10, 2007 (the "Closing Date," as defined in the Agreement):

-  Norman Reed will resign as the Company's President, Chief
Executive Officer, Chief Financial Officer, Treasurer and
Secretary effective February 10, 2007.

- Mark Graff will be appointed as a member of the Board of Directors of the Company and Chief Executive Officer as of February 10. 2007.

- Richard Kirby will be appointed as a member of the Board of Directors of the Company and Chief Operations Officer and
Secretary as of February 10, 2007.

- Norman Reed will then resign as a member of the Board of Directors of the Company.

In connection with this change in control,  effective  February
10, 2007,  the Company's  new  address  will  be  444
Broadway, 4th Floor, New York, New York, 10013. The telephone number at this location is (212) 965-9166.

ITEM  5.02   DEPARTURE  OF  DIRECTORS  OR
PRINCIPAL   OFFICERS;   ELECTION  OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Norman Reed resigned as the Company's Director effective as of February 10,2007. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Norman Reed resigned as the Company's President, Chief
Executive Officer, Chief Financial Officer, Treasurer and
Secretary effective February 10, 2007.

Mark Graff will be appointed as a member of the Board of Directors of the Company and Chief Executive Officer as of February 10. 2007.

Richard Kirby will be appointed as a member of the Board of Directors of the Company and Chief Operations Officer and
Secretary as of February 10, 2007.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

        None.

        (b) Pro Forma Financial Information.

        None.

        (c) Exhibits.

        10.1     Share  Purchase Agreement dated as of February
6, 2007 between Norman Reed and ComedyNet TV, Inc.

        99.1     Resignation from Norman Reed dated February
10, 2007.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASIA LINK, INC.


                                          By: /s/ Norman Reed
                                          ----------------------------
                                          Norman Reed
                                          President

Dated: February 10, 2007




EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT

10.1                      Share Purchase Agreement dated January
22, 2007, by and between Norman Reed and ComedyNet TV,
Inc.

17.1                      Resignation from Norman Reed dated
February 10, 2007.




EXHIBIT 10.1

SHARE PURCHASE AGREEMENT

       This Agreement made  as  of the 22nd day of January,
2007 ("Agreement"), by and between NORMAN REED, with
an  address  at P.O. Box 152112, San Diego, CA 92195
("Seller"), and COMEDYNET TV, INC. with an address at
444 Broadway, 4th Floor, New York, New York   10013
("Purchaser").

W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of 5,000,000 Common Shares, par value $.001 par value, (the "Shares"), of ASIA LINK, INC., a Colorado corporation ("Corporation"), which Corporation has 5,000,000 shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase all 5,000,000 of the Shares from Seller, which constitutes 100% of the Corporation's issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

       1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 5,000,000 of Seller's Shares for a total price of Twenty Five Thousand and 00/100 dollars
($25,000.00) (the "Purchase Price").

       2. GOOD FAITH DEPOSIT. At the signing of this Agreement, Purchaser agrees to wire transfer to an account to be designated by Seller, the sum of Five Thousand and 00/100 dollars ($5,000.00) as an initial deposit to Seller. At the Closing, as defined below, Purchaser will pay the balance of the Purchase Price, Twenty Thousand and 00/100 dollars ($20,000.00) to Seller by wire transfer.

       3. CLOSING. The closing of the sale of the Transferred Shares for the Purchase Price (the "Closing") shall take place at ASIA LINK'S office at 3755 Avocado Blvd, La Mesa, CA
91941 no later than the close of business (San Diego County
San Diego time) on or before January 31, 2007 or at such other place, date and time as the parties may agree in writing.

     At the Closing, Seller will deliver the following to Purchaser's (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws,
(C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation (the "Closing Documents"). Upon receipt of the Closing Documents, Purchaser shall immediately deliver to Seller, in cash, by wire transfer to an account to be designated by Seller, the balance of the Purchase Price in the amount of Twenty Thousand and 00/100 dollars ($20,000.00).

       4.    REPRESENTATIONS   AND  WARRANTIES  OF
SELLER.   Seller,  as  sole director  and  officer  of
Corporation, hereby represents and warrants to Purchaser that:

       (i)   Corporation is a corporation duly organized and
validly existing and in good standing under the laws  of  the
State of Colorado and has the corporate power and authority to carry  on the business it is now being conducted.  Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority  to  undertake  nay  actions  herein;
       (ii) Corporation has filed with the United States Securities and Exchange Commission (`SEC") a registration statement on Form 10-SB effective pursuant to the Securities
Exchange Act of 1934 and is a reporting company pursuant to
Section 12(g) thereunder.
       (iii) Corporation has timely filed and is current on all
reports  required to be filed by it pursuant to Sections 13 and
15  of  the Securities Exchange Act of 1934.
       (iv)  Corporation   is   newly  formed  with  no  financial
information available other than the financial information
included in its SEC filings;
       (v)   There  are  no  legal  actions,   suits,  arbitrations,  or
other administrative, legal or governmental  proceedings
threatened  or pending  against  the  Corporation  and/or
Seller  or against the Seller  or  other employee,  officer, director or stockholder  of Corporation.  Additionally, Seller is not aware of any facts which may/might  result  in  or  form  a basis  of  such  action,  suit, arbitration or other proceeding on any basis whatsoever;
       (vi)  The Corporation has no subsidiaries  or  any  direct
or  indirect ownership   interest   in   any  other  corporation,
partnership, association, firm or business in any manner;
       (vii) The Corporation and/or Seller  does not have in
effect nor has any  present intention to put into effect  any
employment  agreements, deferred    compensation,   pension
retirement   agreements   or arrangements,   options
arrangements,   bonus,   stock  purchase agreements, incentive
or profit-sharing plans;
       (viii)No person or firm has, or will have, any right,
interest  or valid claim  against  the  Corporation  for any commission, fee or other compensation in connection with the sale of the Shares herein as a  finder or broker or in any
similar capacity as a result of any act or omission by the
Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;
       (ix)  The  business  and operation of the Corporation has
and  will  be conducted  in  accordance   with   all   applicable
laws,  rules, regulations,  judgments.   Neither  the  execution,
delivery or performance of this Agreement (A) violates the Corporation's by- laws, Certificate of Incorporation,
Shareholder Agreements or any existing resolutions;  and, (B)
will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act ("Act") or other applicable state securities laws;
       (x)   Corporation has not conducted any business and/or
entered into any agreements with third-parties;
       (xi)  This Agreement has been duly executed and
delivered by constitutes  a valid and binding instrument,
enforceable in accordance with its terms and does not  conflict with  or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage,  lease
or  other  instrument  or   indenture  to  which Corporation
and/or Seller a party or by which they are bound;
       (xii) Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;
       (xiii)Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,
       (xiv) The information contained on Exhibit A is true and correct.

       5.    REPRESENTATIONS  AND  WARRANTIES  OF
PURCHASER. Purchaser hereby represents and warrants to Seller that:

       (i) Purchaser has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder
and  to consummate  the  transactions   contemplated  hereby.
This Agreement has been duly executed and delivered by
Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;
       (ii) The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or  other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;
       (iii) At no time was Purchaser presented with or solicited
by or through any   leaflet,  public  promotional   meeting,
television advertisement or any other form of general solicitation or advertising; and,
       (iv) Purchaser is purchasing the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.
       (v) The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.
       (vi) Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       6. NOTICES. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:             Norman Reed
                                        President and Director
                                        ASIA LINK, INC.
                                        P.O. Box 152112
		    San Diego, CA 92195

                    Purchaser:    ComedyNet TV, Inc.
                                        Attn: Mark Graff
		444 Broadway, 4th Floor
		New York, New York   10013

       7. GOVERNING LAW. This Agreement shall be interpreted and governed in accordance with the laws of the
State of Colorado.    The  parties  herein waive trial by jury.
In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney's fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

       8.    CONDITIONS  TO  CLOSING.   The  Closing  is
conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

       9. SEVERABILITY. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       10. ENTIRE AGREEMENT. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       11. INVALIDITY. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       12.   GENDER AND NUMBER; SECTION HEADINGS.
Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       14. ASSIGNMENT. Neither party may assign this Agreement without the express written consent of the other party. Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

       15. CLOSING DOCUMENTS. Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This paragraph shall survive the Closing.

       16.   EXCLUSIVE  AGREEMENT;  AMENDMENT.
This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

       17.   FACSIMILE SIGNATURES. Execution  of this
Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

       18.   PUBLICITY.    Except  as otherwise required by
law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

                                        ComedyNet TV, Inc.

                                        /s/ Mark Graff
                                        ----------------------------------
                                        By: Mark Graff
                                        Its: Director


                                        /s/ Norman Reed
                                        ----------------------------------
                                        Norman Reed











ASIA LINK, INC.
A COLORADO CORPORATION

Asia Link, Inc., a Colorado corporation ("Company"), is a fully reporting company and its Common Stock is registered under the Securities Exchange Act of 1934, as amended.

The Company's management believes that there are certain benefits of being a reporting public company, and that certain private company (domestic or foreign) may seek to gain these advantages through a reverse merger with the Company because its shares may thereby be quoted on the United States secondary market such as the NYSE, NASDAQ, Amex, and the OTC Bulletin Board (OTC-BB).

CORPORATE INFORMATION


Legal Name of Public Shell:		ASIA LINK,
INC.
SEC FILE / CIK Numbers:		000-
52249/0001377201
SEC Reporting Status:                         Public reporting, current
in all
SEC filings to date.
SEC Form 10-SB Effective Date                 November 4, 2006
State of Incorporation and Date of Formation: State of
Colorado on December 29, 2005
Net Equity:                                   -0-
Underwriter:                                Self
Date of fiscal year-end:              06/30
Total and pending liabilities:       None


STOCK INFORMATION


Classes  of Preferred Stock, at $0.001 par value - Stock
Common stock, at $0.001 par value

Authorized   Capitalization: 100,000,000 Common Shares -
20,000,000 Preferred Shares

Capital Stock:
Shares:  Issued  and Outstanding:  5,000,000 Common Shares;
-0- Preferred Shares, none designated

Warrants and Options Outstanding:  None

OTC-BB Trading Symbol:     Form 211 (15c2-11) to be filed
with NASD Regulations, Inc. (NASDAQ) through a sponsoring market maker upon consummation of business combination.

Market  Makers:    To be appointed upon consummation of
business combination

Transfer  Agent:     It is anticipated  that  Holladay  Stock
Transfer, Inc. of Scottsdale, AZ will act as transfer agent for the Company's Agent and common stock. However, the Company may appoint a different transfer agent or act as its own until a merger candidate

Registrar:   can be identified.








EXHIBIT 17.1


February 10, 2007


Mark Graff
ComedyNet TV, Inc.
444 Broadway 4th Floor
New York NY 10013



        Re:  Asia Link, Inc.

Dear Mr. Graff,

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Asia Link, Inc., a Colorado corporation (the "Registrant"). My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yours Truly,



_______________________________
Norman Reed